UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2022

SKYE BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11250 El Camino Real, Suite 100, San Diego, CA 92130
(Address of principal executive offices)

(858) 410-0266
(Registrant’s telephone number, including area code)
_________________________

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Amendment and Acknowledgment Agreement
On November 17, 2022, Skye Bioscience, Inc. (the "Company") entered into an Amendment and Acknowledgement Agreement (the "Amendment Agreement") with Emerald Health Sciences, Inc. ("Emerald"). Under the terms of the Amendment Agreement, the parties agreed to, among other things, (a) require the Company to prepay certain amounts owed to Emerald under the terms of the Amended and Restated Multi-Draw Credit Agreement, dated April 1, 2020, by and between the Company and Emerald (the “Credit Agreement”), (b) amend the terms of the Credit Agreement to extend the maturity date to the earlier of December 30, 2022 or the Termination Date (as such term is defined in the Credit Agreement), (c) amend the exercise price of the warrants to purchase Company common stock issued to Emerald under the Credit Agreement and rolled over from the Emerald Health Therapeutics, Inc. acquisition (the "Emerald Warrants") to US$0.017 and (d) use good faith efforts to enter into a registration rights agreement between Emerald and the Company.
The foregoing description of the Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment Agreement attached hereto as Exhibit 10.1, each of which is incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders.
The disclosure under "Item 1.01 Entry into a Material Definitive Agreement" relating to amending the exercise price for the Emerald Warrants is incorporated by reference into this Item 3.03.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1*	Amendment and Acknowledgement Agreement
104	Cover Page Interactive Data File (embedded within the inline XBRL document)
*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE BIOSCIENCE, INC.

Dated: November 23, 2022	/s/ Kaitlyn Arsenault
Name: Kaitlyn Arsenault
Title: Chief Financial Officer